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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 23, 2005

                                   CWALT, Inc.
                                   -----------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               Delaware                               333-123167                            87-0698307
               --------                               ----------                            ----------
     (STATE OR OTHER JURISDICTION                    (COMMISSION                         (I.R.S. EMPLOYER
           OF INCORPORATION)                         FILE NUMBER)                      IDENTIFICATION NO.)


    4500 Park Granada, Calabasas, California                                                  91302
    ----------------------------------------                                                  -----
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                                                 (ZIP CODE)


Registrant's telephone number, including area code:  (818) 225-3237
                                                     --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.
                  ------------

                  Consent of Thacher Proffitt & Wood LLP.

Item 9.01(c).     Financial Statements, Pro Forma Financial Information and
                  Exhibits
                  ---------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------

                      ITEM 601(A) OF
                      REGULATION S-K
EXHIBIT NO.             EXHIBIT NO.                  DESCRIPTION
-----------             -----------                  -----------
    1                       23                       Consent of Thacher Proffitt
                                                     & Wood LLP, legal counsel
                                                     for CWALT, Inc. with
                                                     respect to the Mortgage
                                                     Pass-Through Certificates,
                                                     Series 2005-J7.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                  CWALT, INC.



                                                  By: /s/ Ruben Avilez
                                                      ------------------
                                                  Name:   Ruben Avilez
                                                  Title:  Vice President

Dated: June 23, 2005

                                  EXHIBIT INDEX


                                ITEM 601(A) OF                                       SEQUENTIALLY
                               REGULATION S-K                                         NUMBERED
         EXHIBIT NO.             EXHIBIT NO.                 DESCRIPTION                PAGE
         -----------             -----------                 -----------                ----
              1                      23                   Law Firms' Consent              6


                                    EXHIBIT 1